August 31, 1998

JPE, Inc.
775 Technology Drive
Suite 200
Ann Arbor, Michigan 48108
Attention:  Mr. James J. Fahrner and Ms. Donna L. Bacon

RE: FORBEARANCE AGREEMENT AMONG COMERICA BANK, NBD BANK, NATIONAL BANK OF CANADA, HARRIS TRUST AND SAVINGS BANK, AND BANK ONE, DAYTON, N.A. (COLLECTIVELY, THE "BANKS"), COMERICA BANK, AS AGENT FOR THE BANKS ("AGENT"), JPE, INC. ("COMPANY") AND ALLPARTS, INCORPORATED ("API"), DAYTON PARTS, INC. ("DPI"), SAC CORPORATION, STARBOARD INDUSTRIES, INC. ("SBI"), INDUSTRIAL & AUTOMOTIVE FASTENERS, INC. ("IAF"), PLASTIC TRIM, INC. ("PTI"), BRAKE, AXLE AND TANDEM COMPANY CANADA INC. AND JPE FINISHING, INC. (COLLECTIVELY, "GUARANTORS") DATED AUGUST 10, 1998 ("FORBEARANCE AGREEMENT")

Dear Mr. Fahrner and Ms. Bacon:

Company and Guarantors have requested that Banks extend the forbearance provided for in the Forbearance Agreement.

Subject to written acceptance by Company and Guarantors of the following terms and conditions, Agent and Banks are willing to grant certain accommodations and to forbear until September 4, 1998, subject to earlier termination as provided below, from further action to collect the Indebtedness:

1.   All  capitalized   terms  not  defined  in  this  first  amendment  to  the
     Forbearance Agreement ("First Amendment") shall have the meanings described in the Forbearance Agreement and/or the Loan Documents.

2. Except as modified by this First Amendment, the Indebtedness and the financing arrangements among Agent, Banks, Company and Guarantors shall continue to be governed by the covenants, terms and conditions of the Forbearance Agreement and the Loan Documents, which are ratified and confirmed. The liens and security interests granted to Agent and Banks under the Loan Documents and the Forbearance Agreement are also ratified and confirmed by Company and Guarantors. This Agreement shall be binding upon and shall inure to the benefit of Bank, Company and Guarantors, and their respective successors and assigns.

3. Company and Guarantors acknowledge that Agent and Banks are under no obligation to advance funds or extend credit to Company and Guarantors under the Forbearance Agreement, as amended, the Credit Agreement or other Loan Documents, or otherwise.

4. Subject to maintaining the advisory Advance Formula equal to or greater than the aggregate of (i) Advances under the Revolving Credit and Swing Line and (ii) the Letter of Credit Obligations, and provided there are no defaults under the terms of the Forbearance Agreement, as amended, and no further defaults under the Loan Documents, Banks may, in their sole discretion, continue to advance to Company under the Revolving Credit Loan, in accordance with the Loan Documents, as amended, through September 4, 1998. Company and Guarantors agree that:

     (a) from August 31, 1998 forward, the portion of the funds borrowed by Company for the benefit of PTI and/or SBI shall be limited to the aggregate amount of funds collected by PTI and SBI and applied to the Indebtedness from and after August 31, 1998 (both borrowings and collections shall be computed on a cumulative basis); and

     (b) neither Company nor any of the Guarantors shall make intercompany transfers of any kind to or for the benefit of PTI and/or SBI, other than as permitted by subparagraph (a) above.

     In order to administer the foregoing covenants, Company agrees to establish new funding account(s) for PTI and/or SBI.

5. COMPANY, GUARANTORS, AGENT AND BANKS ACKNOWLEDGE AND AGREE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS FIRST AMENDMENT, THE FORBEARANCE AGREEMENT, THE LOAN DOCUMENTS OR THE INDEBTEDNESS.

6. COMPANY AND GUARANTORS, IN EVERY CAPACITY, INCLUDING, BUT NOT LIMITED TO, AS SHAREHOLDERS, PARTNERS, OFFICERS, DIRECTORS, INVESTORS AND/OR CREDITORS OF COMPANY AND/OR GUARANTORS, OR ANY ONE OR MORE OF THEM, HEREBY WAIVE, DISCHARGE AND FOREVER RELEASE AGENT, BANKS, AND THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS, FROM AND OF ANY AND ALL CLAIMS, CAUSES OF ACTION, DEFENSES, COUNTERCLAIMS OR OFFSETS AND/OR ALLEGATIONS COMPANY AND/OR GUARANTORS MAY HAVE, OR MAY HAVE MADE, OR ARE BASED ON FACTS OR CIRCUMSTANCES ARISING, AT ANY TIME UP THROUGH AND INCLUDING THE DATE OF THIS FIRST AMENDMENT, WHETHER KNOWN OR UNKNOWN, AGAINST ANY OR ALL OF AGENT, BANKS, THEIR EMPLOYEES, OFFICERS, DIRECTORS, ATTORNEYS, STOCKHOLDERS AND SUCCESSORS AND ASSIGNS.

Agent and Banks reserve the right to terminate their forbearance prior to September 4, 1998 in the event of any new defaults under the Loan Documents, defaults under this First Amendment, in the event of further deterioration in the financial condition of Company or Guarantors or further deterioration in Agent's or Banks' collateral position, and/or in the event Agent or Banks, for any reason, believes that the prospect of payment or performance is impaired.

Very truly yours,

COMERICA BANK, Agent

By:  /s/ Cynthia B. Jones
     -------------------------
     Cynthia B. Jones

Its: Vice President
Special Assets Group
P.O. Box 75000
Detroit, Michigan 48275-3205
(313) 222-3780
(313) 222-5706 Fax


COMERICA BANK                                 NBD BANK

By:  /s/ Cynthia B. Jones                     By:  /s/ Phillip D. Martin
     -------------------------                     -------------------------
Its: Vice President                           Its: Vice President


NATIONAL BANK OF CANADA                       HARRIS TRUST and SAVINGS BANK

By:  /s/ Duane K. Bedard                      By:  /s/ Sandra J. Sanders
     -------------------------                     -------------------------
Its: Vice President                           Its: Sr. Vice President

By:  /s/ Angus White
     -------------------------
Its: Vice President


BANK ONE, DAYTON, N.A.

By:  /s/ Scott E. Roman
     -------------------------
Its: Assistant Vice President

ACKNOWLEDGED AND AGREED:

JPE, INC.                                     DAYTON PARTS, INC.

By:  /s/ Donna L. Bacon                       By:  /s/ Donna L. Bacon
     -------------------------                     -------------------------
Its: President                                Its: Vice President
Date: 9/1/98                                  Date: 9/1/98


ALLPARTS, INCORPORATED                        SAC CORPORATION

By:  /s/ Donna L. Bacon                       By:  /s/ Donna L. Bacon
     -------------------------                     -------------------------
Its: Vice President                           Its: Vice President
Date: 9/1/98                                  Date: 9/1/98


STARBOARD INDUSTRIES, INC.                    BRAKE, AXLE AND TANDEM
                                              COMPANY CANADA INC.

By:  /s/ Donna L. Bacon                       By:  /s/ Donna L. Bacon
     -------------------------                     -------------------------
Its: Vice President                           Its: Vice President
Date: 9/1/98                                  Date: 9/1/98


INDUSTRIAL & AUTOMOTIVE                       JPE FINISHING, INC.
FASTENERS, INC.

By:  /s/ Donna L. Bacon                       By:  /s/ Donna L. Bacon
     -------------------------                     -------------------------
Its: Vice President                           Its: Vice President
Date: 9/1/98                                  Date: 9/1/98


PLASTIC TRIM, INC.

By:  /s/ Donna L. Bacon
     -------------------------
Its: Vice President
Date: 9/1/98